AMENDMENT NO. 1 TO
             AMENDED AND RESTATED TRUST SALE AND SERVICING AGREEMENT

                  THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED TRUST SALE AND SERVICING AGREEMENT (this "Amendment") is made as of August , 2000, among World Omni Financial Corp., a Florida corporation ("World Omni"), WODFI LLC, a Delaware limited liability company ("WODFI"), and World Omni Master Owner Trust, a Delaware business trust (the "Trust").

                  World Omni, as Servicer, WODFI, as Transferor, and the Trust are parties to the Amended and Restated Trust Sale and Servicing Agreement, dated as of April 6, 2000 (the "Trust Sale and Servicing Agreement"). In order to make certain revisions to the procedure for designating Additional Accounts under the Trust Sale and Servicing Agreement, World Omni, WODFI and the Trust have agreed to amend the Trust Sale and Servicing Agreement in the manner set forth herein. Capitalized terms used herein but not otherwise defined have the meanings set forth in Appendix A to the Trust Sale and Servicing Agreement.

                  1. Amendment to Section 2.5. Section 2.5 of the Trust Sale and Servicing Agreement is hereby amended by adding a subsection (c) thereto as follows:

"                    (c) Provisions Applicable to Each Addition of Additional
          Accounts. Receivables and Collateral Security from Additional Accounts shall be sold to the Trust effective on a date (the "Addition Date") specified in a written notice provided by the Transferor (or the Servicer on its behalf) to the Owner Trustee, the Indenture Trustee, the Rating Agencies, any Agent and any Enhancement Providers specifying the Additional Cut-Off Date and the Addition Date for such Additional Accounts (the "Addition Notice") on or before the second Business Day (with respect to additions pursuant to Section 2.5(a)) or the fifth Business Day (with respect to additions pursuant to Section 2.5(b)) prior to, but in either case not more than the 30th day prior to, the related Addition Date (the "Notice Date"). The Transferor hereby represents and warrants as of the applicable Addition Date as to the matters set forth in clauses (v) and (vii) of Section 2.5(a). The representations and warranties set forth in such clause (v) shall survive the sale and assignment of the respective Receivables and the related Collateral Security to the Trust. Upon discovery by the Transferor, World Omni, any Agent, the Owner Trustee, the Indenture Trustee or any Enhancement Providers of a breach of the foregoing representations and warranties, the person discovering the breach shall give prompt written notice to the other parties, to any Agent and to any Enhancement Providers. Upon receipt by the Owner Trustee of
          (i) an Addition Notice, (ii) an Assignment executed by the Transferor and the Servicer, and (iii) if the addition is pursuant to Section 2.5(a), the certificate specified in Section 2.5(a)(viii) and the Opinion of Counsel specified in Section 2.5(a)(ix), the Owner Trustee shall execute the Assignment on behalf of the Trust."


                  2. Amendment to Section 2.5(a). Section 2.5(a) of the Trust Sale and Servicing Agreement is hereby amended by deleting the last two grammatical paragraphs of that section.

                  3. Amendment to Section 2.5(b). Section 2.5 (b) of the Trust Sale and Servicing Agreement is hereby amended by (a) deleting the sentence thereof that begins "Within 30 days . . . ." and replacing it with the following sentence: "Within 30 days after the end of any calendar quarter, or at such other time and for such other period as shall be required by the Rating Agencies, in which Accounts are designated as Automatic Additional Accounts, the Transferor will deliver to the Owner Trustee, the Indenture Trustee and each Rating Agency an Opinion of Counsel in substantially the form of Exhibit C with respect to the Automatic Additional Accounts included as Accounts in such period." and (b) deleting the phrase ", (vii) and, if required by the Rating Agencies, (ix)" and replacing it with the phrase "and (vii)".

                  4. Amendment to Appendix A. (a) Appendix A of the Trust Sale and Servicing Agreement is hereby amended with respect to the definitions for each of the terms listed below by deleting the cross reference indicated in the column labeled "deleted cross reference" and replacing it with the cross reference indicated in the column labeled "new cross reference."

                                                     Deleted Cross              New Cross
         Definition                                     Reference                Reference
         ----------                                  ---------------            ----------
         Additional Accounts                         Section 2.5(d)(iii)        Section 2.5(a)(iii)
         Assignment                                  Section 2.5(d)(iii)        Section 2.5(a)(iii)
         Automatic Removal Date                      Section 2.7(d)(i)          Section 2.8(c)(i)
         Automatic Removed Accounts                  Section 2.7(d)             Section 2.8(c)
         Designated Accounts                         Section 2.6(b)(i)          Section 2.7(b)(i)
         Designated Balance                          Section 2.6(b)(ii)         Section 2.7(b)(ii)
         Designated Receivables                      Section 2.7(c)(i)          Section 2.8(b)(i)
         Removal and Repurchase Date                 Section 2.7(c)             Section 2.8(b)
         Removal and Repurchase Notice Date          Section 2.7(c)             Section 2.8(b)
         Repurchased Receivables                     Section 2.7                Section 2.8

                           (b) The definition of Eligible Institution in
Appendix A of the Trust Sale and Servicing Agreement is hereby amended by deleting the term "A-1" therein and replacing it with the term "A-1+" and by deleting the term "F-1" therein and replacing it with the term "F-1+".

                  5. Amendment to Exhibit C. Exhibit C of the Trust Sale and Servicing Agreement is hereby deleted in its entirety and replaced with Exhibit C attached to this Amendment.

                  6. Miscellaneous. This Amendment shall be construed in accordance with the laws of the State of New York, without reference to the principles of conflict of law thereof or of any other jurisdiction, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws. This Amendment may be executed in two or more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument. The provisions of this Amendment shall be deemed to be incorporated in, and made a part of, the Trust Sale and Servicing Agreement; and the Trust Sale and

Servicing Agreement, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.


                                    * * * * *

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to the Trust Sale and Servicing Agreement to be duly executed by their respective officers as of the date first written above.

                                WORLD OMNI FINANCIAL CORP.
                                Servicer,


                                By
                                    --------------------------------------------
                                Name:
                                Title:


                                WODFI LLC
                                Transferor,


                                By
                                    --------------------------------------------
                                Name:
                                Title:


                                WORLD OMNI MASTER OWNER TRUST
                                By:  CHASE MANHATTAN BANK DELAWARE not
                                in its individual capacity, but solely as Owner Trustee on behalf of the Trust


                                By
                                    --------------------------------------------
                                Name:
                                Title:

Acknowledged and Accepted:

HARRIS TRUST AND SAVINGS BANK, not in
its individual capacity, but solely as
Indenture Trustee


By
    ----------------------------------
Name:
Title:

                                                                       EXHIBIT C

                           FORM OF OPINION OF COUNSEL

                  Provisions to be included in Opinion of Counsel to be delivered pursuant to Section 2.5(a)(ix) of the Trust Sale and Servicing Agreement.

                  The opinions set forth below may be subject to all the qualifications, assumptions, limitations and exceptions taken or made in the opinion of counsel to WODFI LLC ("WODFI"), delivered on any Closing Date. Capitalized terms used but not defined herein are used as defined in Part I of Appendix A to the Amended and Restated Trust Sale and Servicing Agreement, dated as of April 6, 2000 (the "Trust Sale and Servicing Agreement"), among WODFI, as Transferor, World Omni Financial Corp. ("World Omni"), as Servicer, and World Omni Master Owner Trust.

                  1. The Assignment has been duly authorized, executed and delivered by WODFI, and constitutes the valid and legally binding obligation of WODFI, enforceable against WODFI in accordance with its terms.

                  2. Assuming the Receivables in the Additional Accounts are created under, and are evidenced solely by, Floorplan Financing Agreements, [Asset Based Lending Financing Agreements, and Purchased Participation Receivable Financing Agreement, in each case] in the form reviewed by such counsel, such Receivables will constitute either "accounts,""instruments,""general intangibles" or "chattel paper" as defined under Sections 9-105 and 9-106 of the UCC.

                  3. With respect to Receivables in the Additional Accounts in existence on the date hereof and with respect to Receivables in the Additional Accounts that come into existence after the date hereof, upon the creation of such Receivables and the subsequent transfer of such Receivables to WODFI free and clear of any Liens in accordance with the Receivables Purchase Agreement and receipt by World Omni of the consideration therefor required pursuant to the Receivables Purchase Agreement, a bankruptcy court having jurisdiction over World Omni (i) would not be entitled to compel the turnover of such Receivables or the proceeds thereof to World Omni under Section 542 of the Bankruptcy Code and (ii) would not be entitled to treat such Receivables or the proceeds thereof as assets included in the estate of World Omni pursuant to
Section 541 of the Bankruptcy Code or subject to the automatic stay provision of
Section 362(a) of the Bankruptcy Code.

                  4. The Trust has a perfected security interest in the Receivables in the Additional Accounts.


                                       C-1